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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 28, 1999


                               BOCA RESORTS, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-13173                                    65-0676005
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      (Commission File Number)                (IRS Employer Identification No.)


                          450 EAST LAS OLAS BOULEVARD
                          FT. LAUDERDALE, FLORIDA 33301
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (954) 712-1300


                        FLORIDA PANTHERS HOLDINGS, INC.
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Florida Panthers Holdings, Inc. (the "Company") announced that it has changed its corporate name to "Boca Resorts, Inc.," effective September 28, 1999, by means of the merger of Boca Resorts, Inc., a wholly-owned subsidiary of the Company, with and into the Company. The registrant changed its corporate name to more accurately reflect its primary focus on the luxury resort hotel business. The Company's common stock, which is traded on the New York Stock Exchange, will begin trading under the new symbol "RST" on September 29, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BOCA RESORTS, INC.

                                             By: /s/ Richard L. Handley
                                                 -----------------------------
                                                 Richard L. Handley
                                                 Senior Vice President,
                                                 General Counsel and Secretary

Dated: September 28, 1999